                                                                  EXHIBIT (1)(m)

                             EXCELSIOR FUNDS, INC.

                            ARTICLES SUPPLEMENTARY


        Excelsior Funds, Inc., a Maryland Corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Company (the "Board") has classified an additional One Billion Five Hundred Million (1,500,000,000) shares of the Company's authorized but unissued and unclassified shares of capital stock, of the par value of One Mill ($.001) per share, as Class G Common Stock, of the par value of One Mill ($.001) per share; an additional Five Hundred Million (500,000,000) shares of the Company's authorized but unissued and unclassified shares of capital stock, of the par value of One Mill ($.001) per share, as Class A Common Stock, of the par value of One Mill ($.001) per share; and an additional Five Hundred Million (500,000,000) shares of the Company's authorized but unissued and unclassified shares of capital stock, of the par value of One Mill ($.001) per share, as Class B Common Stock, of the par value of One Mill ($.001) per share, pursuant to the following resolutions adopted at a regular meeting of the Board held on November 13, 1998:

             RESOLVED, that pursuant to the authority expressly given to the Board in Article VI of the Company's Charter, the Board hereby classifies an additional One Billion Five Hundred Million
        (1,500,000,000) of the Company's authorized but unissued and unclassified shares as Class G Common Stock (with an aggregate par value of One Million Five Hundred Thousand Dollars ($1,500,000));

             FURTHER RESOLVED, that each share of Class G Common Stock shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in the Company's Charter;

             FURTHER RESOLVED, that pursuant to the authority expressly given to the Board in Article VI of the Company's Charter, the Board hereby classifies an additional Five Hundred Million (500,000,000) of the Company's authorized but unissued and unclassified shares as Class A Common Stock (with an aggregate par value of Five Hundred Thousand Dollars ($500,000));

             FURTHER RESOLVED, that each share of Class A Common Stock shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in the Company's Charter;

             FURTHER RESOLVED, that pursuant to the authority expressly given to the Board in Article VI of the Company's Charter, the Board hereby classifies an additional

        Five Hundred Million (500,000,000) of the Company's authorized but unissued and unclassified shares as Class B Common Stock (with an aggregate par value of Five Hundred Thousand Dollars ($500,000));

             FURTHER RESOLVED, that each share of Class B Common Stock shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in the Company's Charter; and

             FURTHER RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and empowered to execute, seal, deliver and file any and all documents, instruments, papers and writings, including but not limited to Articles Supplementary to be filed with the State Department of Assessments and Taxation of Maryland, and to do any and all other acts, including but not limited to changing the foregoing resolutions upon advice of Company counsel prior to filing said Articles Supplementary, in the name of the Company and on its behalf, as any officer determines is necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officer taking any such actions.

        SECOND: The shares of capital stock of the Company classified pursuant to the resolutions set forth herein have been classified by the Board under the authority contained in the Charter of the Company.

        THIRD: These Articles Supplementary do not increase the total number of shares that the Company is authorized to issue or the aggregate par value thereof. The total number of shares of capital stock which the Company is presently authorized to issue remains Thirty-Five Billion (35,000,000,000) shares of capital stock of the par value of One Mill ($0.001) per share and of the aggregate par value of Thirty-Five Million Dollars ($35,000,000), classified or remaining unclassified as follows:

                  Class A Common Stock:  Two Billion (2,000,000,000) shares of
                  --------------------
        capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Two Million Dollars ($2,000,000);

                  Class A Common Stock -- Special Series 1:  One Billion
                  ----------------------------------------
        (1,000,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

                  Class B Common Stock:  Two Billion (2,000,000,000) shares of
                  --------------------
        capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Two Million Dollars ($2,000,000);

                  Class B Common Stock -- Special Series 1:  One Billion
                  ----------------------------------------
        (1,000,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

                  Class C Common Stock:  Three Hundred Seventy Five Million
                  --------------------
        (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

                  Class C Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class D Common Stock:  Three Hundred Seventy Five Million
                  --------------------
        (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

                  Class D Common Stock -- Special Series 1:  Three Hundred
                  ----------------------------------------
        Seventy Five Million (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

                  Class E Common Stock:  Three Hundred Seventy Five Million
                  --------------------
        (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

                  Class E Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class F Common Stock:  Three Hundred Seventy Five Million
                  --------------------
        (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

                  Class F Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class G Common Stock:  Two Billion (2,000,000,000) shares of
                  --------------------
        capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Two Million Dollars ($2,000,000);

                  Class G Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class H Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class H Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class I Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class I Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class J Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class J Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class K Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class K Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class L Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class L Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class M Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class M Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class N Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class N Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class O Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class O Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class P Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class P Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class Q Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class Q Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class R Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class R Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class S Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class S Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class T Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class T Common Stock -- Special Series 1:  Five Hundred
                  ----------------------------------------
        Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class U Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                  Class V Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000); and

                  Class W Common Stock:  Five Hundred Million (500,000,000)
                  --------------------
        shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000).

        The total number of authorized and unclassified shares of capital stock of the Company remaining after the actions described above is Eight Billion Six Hundred Twenty-Five Million (8,625,000,000) shares of capital stock of the par value of One Mill ($0.001) per share and of the aggregate par value of Eight Million Six Hundred Twenty-Five Thousand Dollars ($8,625,000).

     IN WITNESS WHEREOF, Excelsior Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and its Corporate Seal to be herewith affixed and attested to by its Assistant Secretary as of November 13, 1998.



                                    EXCELSIOR FUNDS, INC.


[SEAL]


Attest:



/s/ Michael P. Malloy                     By:   /s/ F. S. Wonham
---------------------------
Michael P. Malloy                         Frederick S. Wonham
Assistant Secretary                       President

                                  CERTIFICATE



     THE UNDERSIGNED, President of Excelsior Funds, Inc., who executed on behalf of said Corporation the attached Articles Supplementary of said Corporation, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of his knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all material respects, under the penalties for perjury.



                                      /s/ Frederick S. Wonham
                                    ---------------------------------------
                                    Frederick S. Wonham
                                    President



Dated as of:  November 13, 1998